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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report October 22, 1999




                   DURAMED PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                     0-15242                   11-2590026
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(State or other                (Commission               (IRS Employer
jurisdiction of                File Number)           Identification No.)
incorporation)



  7155 East Kemper Road, Cincinnati, Ohio  45249 (513) 731-9900
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                    (Address of principal executive offices)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.

Item 5.   Other Events
          ------------

          The Company's press release dated October 22, 1999 is attached hereto as Exhibit 99 and is incorporated herein by reference.



Item 7.   Financial Statements Information and Exhibits
          ---------------------------------------------

          (a)      Financial Statements of Businesses Acquired.

                   Not Applicable

          (b)      Pro Forma Financial Information.

                   Not Applicable

          (c)      Exhibits.

                   The following exhibits are filed with this Report on Form 8-K:

                   Regulation S-K
                     Exhibit No.                            Exhibit
                     -----------                            -------

                         99                           Press release dated
                                                      October 22, 1999






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                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 27, 1999             DURAMED PHARMACEUTICALS, INC.



                                    By:   /s/ Timothy J. Holt
                                          -------------------------------------
                                          Timothy J. Holt
                                          Senior Vice President-Finance
                                          and Administration